EXHIBIT 99


                   CERTIFICATION OF PERIODIC FINANCIAL REPORT
                       Pursuant to 18 U.S.C. Section 1350


     Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes- Oxley Act of 2002, we, the undersigned, certify that, to the best of our knowledge, this periodic report of CRI HOTEL INCOME PARTNERS, L.P., filed on Form 10-QSB for the quarterly period ended September 30, 2002, and containing the financial statements, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

                              CRI HOTEL INCOME PARTNERS, L.P.
                              (Registrant)

                              by:  CRICO Hotel Associates I, L.P.
                                   ---------------------------------------------
                                   General Partner

                                   by:  C.R.I., Inc.
                                        ----------------------------------------
                                        its General Partner


November 13, 2002                       by:  /s/ William B. Dockser
-----------------                            -----------------------------------
DATE                                         William B. Dockser,
                                               Director, Chairman of the Board,
                                               and Treasurer
                                               (Principal Executive Officer)




November 13, 2002                       by:  /s/ Michael J. Tuszka
-----------------                            -----------------------------------
DATE                                         Michael J. Tuszka,
                                               Vice President
                                               and Chief Accounting Officer
                                               (Principal Financial Officer)


     This certification is made solely for purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.